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                                                                     EXHIBIT 4.3


     COMMON STOCK                                              COMMON STOCK

 NUMBER                                                                   SHARES
FBU 10561

                                   CYBERONICS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE             SEE REVERSE FOR CERTAIN DEFINITIONS
 IN BOSTON, MA OR NEW YORK, NY                       CUSIP 23251P 10 2

This Certifies That



is the owner of

                                    SPECIMEN
           SHARES OF THE COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

                                CYBERONICS, INC.

    transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this Certificate properly endorsed. This Certificate shall not valid until countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
    Dated:

                                      SEAL

     SECRETARY                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                             THE FIRST NATIONAL BANK OF BOSTON
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
                                             BY
                                                              AUTHORIZED OFFICER
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     The Company will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such request should be addressed to the Secretary of the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM-as tenants in common            UNIF GIFT MIN ACT-_______Custodian ___________________
TEN ENT-as tenants by the entireties                      (Cust)            (Minor)
JT TEN -as joint tenants with right                       under Uniform Gifts to Minors
        of survivorship and not as                        Act_________________________________
        tenants in common                                          (State)

                                        UNIF TRF MIN ACT-_________Custodian (until age_________)
                                                          (Cust)
                                                         _________under Uniform Transfers
                                                          (Minor)
                                                         to Minors Act________________________
                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,___________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          Shares
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of common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________________

                                        ________________________________________

                                        ________________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED

_______________________________________
The signature should be guaranteed by a
brokerage firm or a financial institution that is a member of a securities approved
Medallion Program, such as Securities
Transfer Agents Medallion Program (STAMP),
Stock Exchange Medallion Program (SEMP)
or New York Stock Exchange, Inc. Medallion
Signature Program (MSP).

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN CYPERONICS, INC. AND FIRST NATIONAL BANK OF BOSTON AS THE RIGHTS AGENT, DATED AS OF MARCH 4, 1997 (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF CYBERONICS, INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. CYBERONICS, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.